EXHIBIT     DESCRIPTION

EX-99.B1 Amended and Restated Articles of Incorporation of American Century Quantitative Equity Funds dated July 30, 1997 (filed as a part of Post-Effective Amendment No. 20 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.B2    Amended and Restated Bylaws dated March 9, 1998.

EX-99.B4a   Specimen  copy  of the  American  Century  Global  Gold  Fund  share certificate is incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12, 1988.

EX-99.B4b   Specimen  copy of the  American  Century  Income & Growth Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

EX-99.B4c   Specimen  copy of the  American  Century  Equity  Growth  Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

EX-99.B4d   Specimen  copy  of  the  American   Century   Utilities  Fund  share
            certificate is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

EX-99.B4e   Specimen copy of the American Century Global Natural  Resources Fund share  certificate  is  incorporated  herein by reference to Exhibit
            4(e) to Post-Effective Amendment No. 13 filed.

EX-99.B5a   Management  Agreement  - Investor  Class  between  American  Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 33 to the  Registration  Statement on
            Form N1-A of American  Century  Government  Income  Trust,  File No.
            2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.B5b   Management  Agreement  -  Advisor  Class  between  American  Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 27 to the  Registration  Statement on
            Form N1-A of for American Century Target  Maturities Trust, File No.
            2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.B5c   Management  Agreement - Institutional Class between American Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 20 to the  Registration  Statement on
            Form N1-A of the Registrant,  File No. 33-19589, filed on August 29,
            1997, and incorporated herein by reference).

EX-99.B6 Distribution Agreement between American Century Quantitative Equity Funds and Funds Distributor, Inc., dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.B8 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996 Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.B10   Opinion and Consent of Janet A. Nash, Esq.

EX-99.B14a  American Century Individual  Retirement Account plan,  including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 9 filed October 3, 1992.

EX-99.B14b  American   Century   Pension/Profit-Sharing   plan,   including  all
            instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed
            October 3, 1992.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative  Equity  Funds  (Advisor  Class)  dated  August 1, 1997
            (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target
            Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference.

EX-99.B17   Power of Attorney dated January 15, 1998.

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target
            Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-27.1.1   FDS - American Century Small Cap Quantitative Fund